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EXHIBIT 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-37292 and 33-58550) of Unit Instruments, Inc. of our report dated July 11, 1997 appearing on Page 19 of this Form 10-K.



Price Waterhouse LLP
Costa Mesa, California
August 15, 1997


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